UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 29, 2016

Infinity Pharmaceuticals, Inc.

(Exact name of registrant as specified in charter)

Delaware	000-31141	33-0655706
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

784 Memorial Drive, Cambridge, MA		02139
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (617) 453-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

As previously reported in a Current Report on Form 8-K filed on November 2, 2016 (the “8-K”), Infinity Pharmaceuticals, Inc. (the “Company”) and Verastem, Inc. (“Verastem”) entered into a license agreement (the “Verastem Agreement”), under which, the Company granted to Verastem an exclusive worldwide license for the research, development, commercialization, and manufacture in oncology indications of products containing duvelisib, an investigational, oral, dual inhibitor of phosphoinositide-3 kinase (PI3K)-delta and PI3K-gamma. The full text of Item 1.01 of the 8-K is incorporated by reference into this Item 2.01.

Item 9.01 Financial Statements and Exhibits.

(b) Pro Forma Financial Information

The unaudited pro forma financial information with respect to the transaction described in Item 2.01 is attached hereto as Exhibit 99.1 and incorporated herein by reference.

(d) Exhibits:

Exhibit No.	Description

99.1	Unaudited pro forma condensed consolidated statements of operations for the six months ended June 30, 2016 and the years ended December 31, 2015, 2014 and 2013 and unaudited pro forma condensed consolidated balance sheet as of June 30, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFINITY PHARMACEUTICALS, INC.

Date: November 3, 2016	By:	/s/ Seth A. Tasker
Seth A. Tasker